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                                   EXHIBIT 24

                               POWER OF ATTORNEY

         Know all men by these presents that each individual whose signature appears below constitutes and appoints Jerome D. Brady, Steven R. Andrews and Thomas D. Rooney, and each of them, his true and lawful Attorney-in-Fact and Agent with full power of substitution, for him and in his name, place and stead in any and all capacities, to sign the report on Form 10-K and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said Attorneys-in-Fact and Agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said Attorneys-in-Fact and Agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed on October 29, 1996 by the following persons in the capacities indicated.


         SIGNATURE
         ---------                                         TITLE
                                                           -----
/S/Jerome D. Brady                                       Chairman, Chief Executive Officer and
--------------------------------------------                 President
Jerome D. Brady


/S/Thomas D. Rooney                                      Vice President And Chief Financial Officer
---------------------------------------------                (Principal Accounting & Financial Officer)
Thomas D. Rooney


/S/Robert E. Anderson, III                               Director
---------------------------------------------
Robert E. Anderson, III


/S/Jeffrey D. Benjamin                                   Director
---------------------------------------------
Jeffrey D. Benjamin


/S/Robert N. Dangremond                                  Director
---------------------------------------
Robert N. Dangremond

/S/William E. Hogan, II                                  Director
-----------------------------------------
William E. Hogan II


/S/ Jeff M. Moore                                        Director
---------------------------------------------
Jeff M. Moore




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